UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2014

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-170802 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 15, 2014, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), through a subsidiary of its joint venture (the “Joint Venture”) with The Freshwater Group, Inc. (“Freshwater”), assumed from an affiliate of Freshwater a purchase and sale agreement, dated October 31, 2013 (as amended, the “Parkview PSA”), with Parkview Frisco, L.P., an unaffiliated third party, for the purchase of a 202-unit independent living facility located in Frisco, Texas (the “Parkview Facility”) for a purchase price of $39.5 million, plus closing costs and credits for certain capital expenditures. Pursuant to the terms of the Parkview PSA, the Joint Venture must close the acquisition of the Parkview Facility on or before March 3, 2014. Although there can be no assurance that the transaction will be completed, the Joint Venture expects to complete the acquisition of the Parkview Facility in February 2014.

The Parkview Facility is the third asset to go under contract through the Joint Venture, which has acquired a 125-unit independent living facility located in Milford, Ohio for $15.6 million, plus closing costs, and entered into a purchase and sale agreement to acquire a 184-unit independent and assisted living facility located in Denver, Colorado (the “Harvard Square Facility”) for $31.5 million, plus closing costs. Although there can be no assurance that the transaction will be completed, the Joint Venture expects to complete the acquisition of the Harvard Square Facility on or before January 31, 2014.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, the agreements that are filed as exhibits to this Current Report on Form 8-K, which agreements are incorporated herein by reference.

Item 8.01. Other Events.

On January 14, 2014, NorthStar Healthcare, through a subsidiary of its operating partnership, directly originated a $14.6 million senior loan (the “Senior Loan”) secured by two senior living facilities located in Pennsylvania and Delaware (the “Properties”). NorthStar Healthcare funded the Senior Loan with proceeds from its initial public offering.

The Properties consist of a 70-bed assisted living and skilled nursing facility located in Dallastown, Pennsylvania (the “Dallastown Center”) and a 66-bed skilled nursing facility located in Newark, Delaware (“Newark Manor”). The Dallastown Center consists of four buildings, including two administrative buildings and two primary facilities: a 40-bed, 22,400 square foot assisted living facility constructed in 1991 and a 30-bed, 11,300 square foot skilled nursing center constructed in 1953 and renovated in 1994. Newark Manor contains 24,000 square feet and was constructed in 1975 and renovated in 1986. The Properties are managed by an affiliate of the borrower (the “Borrower”), an experienced regional operator of a total of four senior living facilities located in Delaware, Pennsylvania and West Virginia.

The Senior Loan bears interest at a floating rate of 8.0% over the one-month London Interbank Offered Rate (“LIBOR”), but at no point shall LIBOR be less than 0.25%, resulting in a minimum interest rate of 8.25%. NorthStar Healthcare earned an upfront fee equal to 1.0% of the Senior Loan amount and will earn a fee equal to 1.0% of the outstanding principal balance of the Senior Loan at the time of repayment. The Senior Loan is currently unlevered and NorthStar Healthcare intends to finance the Senior Loan on a credit facility in the future.

The initial term of the Senior Loan is 36 months, with two one-year extension options available to the Borrower, subject to the satisfaction of certain performance tests and the payment of a fee equal to 0.50% of the amount being extended for each extension option. The Senior Loan may be prepaid after the first 21 months, provided the Borrower pays the remaining interest due on the amount prepaid through month 24. Thereafter, the Senior Loan may be prepaid in whole or in part without penalty. The loan agreement for the Senior Loan (the "Senior Loan Agreement") requires the Borrower to comply with various financial and other covenants. In addition, the Senior Loan Agreement contains customary events of default (subject to certain materiality thresholds and grace and cure periods). The events of default are standard for agreements of this type and include, for example, payment and covenant breaches, insolvency of the Borrower, the occurrence of an event of default relating to the collateral or a change in control of the Borrower.

The Properties’ loan-to-value ratio (“LTV Ratio”) is approximately 84%. The LTV Ratio is the amount loaned to the Borrower net of reserves funded and controlled by NorthStar Healthcare and its affiliates, if any, over the appraised value of the Properties at the time of origination.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Assignment and Assumption of Purchase and Sale Agreement, dated as of January 15, 2014, by and between The Freshwater Group, Inc. and Watermark Parkview Owner, LLC
10.2	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of October 31, 2013, by and between Parkview Frisco, L.P. and The Freshwater Group, Inc.
10.3	Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of January 10, 2014, by and between Parkview Frisco, L.P. and The Freshwater Group, Inc.
10.4	Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of January 14, 2014, by and between Parkview Frisco, L.P. and The Freshwater Group, Inc.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “expects,” “may,” “intends,” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, the Joint Venture’s ability to complete the acquisition of the Parkview Facility on or before March 3, 2014, if ever, the Joint Venture’s ability to complete the acquisition of the Harvard Square Facility on or before January 31, 2014, if ever, the ability of the operator of the Properties to effectively manage the Properties, NorthStar Healthcare’s ability to finance the Senior Loan on a credit facility in the future, the ability of the Borrower to comply with the terms, including financial and other covenants, of the Senior Loan Agreement, whether the Borrower determines to extend the Senior Loan, changes in market rents for assisted living and skilled nursing facilities located in Dallastown, Pennsylvania and Newark, Delaware, the impact of any losses from our properties on cash flows and returns, market rental rates and property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, the availability of capital, the ability to achieve its targeted returns, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in Part II, Item 1A of NorthStar Healthcare’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, as well as in NorthStar Healthcare’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: January 21, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Assignment and Assumption of Purchase and Sale Agreement, dated as of January 15, 2014, by and between The Freshwater Group, Inc. and Watermark Parkview Owner, LLC
10.2	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of October 31, 2013, by and between Parkview Frisco, L.P. and The Freshwater Group, Inc.
10.3	Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of January 10, 2014, by and between Parkview Frisco, L.P. and The Freshwater Group, Inc.
10.4	Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of January 14, 2014, by and between Parkview Frisco, L.P. and The Freshwater Group, Inc.

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